AFL-CIO HOUSING INVESTMENT TRUST District Flats at Miller Hill Duluth, MN

PROJECT DESCRIPTION

District Flats at Miller Hill was the new construction of a $14 million, 4-story, 72-unit apartment project located in the Miller Hill/Duluth Heights area of Duluth, Minnesota. The complex consists of 16 one-bedroom units, 19 one-bedroom/den units, and 37 two-bedroom units. Project amenities include a community room, exercise facility, bicycle storage and repair, and 88 parking spaces.

HIT ROLE

The HIT provided $11.2 million in financing for the District Flats at Miller Hill through the purchase of Ginne Mae construction loan certificates and a permanent loan certificate from Jones Lang LaSalle (JLL) in February 2017. The certificates were backed by a FHA-insured Section 221(d)(4) loan and financing for the project also included city, county, and state funds. Melhus Management manages the property, and MH Apartments II, Inc. was responsible for developing, constructing, and operating the project.

SOCIAL IMPACT

The District Flats at Miller Hill is located in the Miller Hill area of the Duluth Heights neighborhood, within close proximity to the Miller Hill Mall as well as several commercial/retail businesses, service providers, employment centers, and schools. The apartment project boasts numerous green and eco-friendly features, enabling it to qualify for a lower mortgage insurance premium rate available to properties that meet the federal “green energy efficient housing” standard. As the city of Duluth projects significant employment growth, the project will continue to help fill a void in quality, moderately-priced rental housing in a growing commercial area.

The project generated approximately 63 union construction jobs.*

*Job and economic benefit figures in this report are calculated using an IMPLAN input-output model developed by Pinnacle Economics, Inc.

ABOUT THE HIT

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record beginning in 1984 that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Ave, NW Suite 200

Washington D.C. 20037

T: 202-331-8055  |  F: 202-331-8190  |  www.aflcio-hit.com

10/2018